MERRILL LYNCH
DRAGON FUND, INC.





FUND LOGO





Quarterly Report

September 30, 1998


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.

Map Depicting Asset Allocation As a Percentage* of Net Assets as of September 30, 1998

INDIA                                       1.2%
INDONESIA                                   1.2%
SINGAPORE                                  11.1%
MALAYSIA                                    4.6%
THAILAND                                    9.2%
CHINA                                       3.2%
HONG KONG                                  34.2%
SOUTH KOREA                                 7.4%
TAIWAN                                      5.5%
PHILIPPINES                                 4.0%

[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., September 30, 1998



DEAR SHAREHOLDER

For the quarter ended September 30, 1998, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of -5.96%, -6.30%, -6.23% and -5.97%, respectively, compared to the -8.31% total return for the unmanaged Morgan Stanley Combined Far East Free (Ex-Japan and Ex-Taiwan) Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Review
During the quarter ended September 30, 1998, there were unexpectedly strong "contagion effects" from the Asian crisis that spread to stock markets worldwide. First, the Japanese economy, which was already in a slump, was further weakened by economic collapse in the rest of Asia. Since Asia is at least one-third of Japan's export market, an economic decline will have a significant negative impact on Japanese exports. The reluctance and inability of the Japanese authorities to deal with their own economic and banking problems have resulted in a recession, which is harming the chances of a recovery in the rest of Asia. Although Japan unveiled a bank bailout package after the September quarter's close, it remains to be seen whether the measures will be successful in solving the problems of Japan's banks and ultimately providing much-needed stimulus to the economy.

Second, deflation and falling demand in Asia have negatively affected prices of nearly all commodities. This has led to slowing growth in commodity-producing countries, which include most of Latin America, Russia, Australia and Canada. The devaluation of the Russian ruble was largely initiated by falling commodity prices, which in turn caused deterioration in the Russian current account. Investors are waiting to see if other economies, most notably The People's Republic of China and Hong Kong, can avoid devaluing their currencies. During the September quarter, investors appeared to anticipate ongoing difficulties for emerging economies worldwide, and global equities fell accordingly.

Fears of a severe credit crunch and capital market instability led the US Federal Reserve Board to cut the Federal Funds rate recently by a total of 50 basis points (0.50%). During the month of October, this monetary policy easing resulted in stock market rallies throughout the world, especially in Asia. On average, Asian stock markets rose 30% during October.

The most significant events in Asia during the September quarter were the intervention by the Hong Kong Monetary Authority (HKMA) in the stock market and the imposition of capital controls in Malaysia. These controls may limit the Fund's ability to repatriate proceeds of its Malaysian investments. The Fund's investments in Malaysia may not be available to meet redemptions. Also, we will not be able to reallocate the Fund's current investments in Malaysia to other investment opportunities outside Malaysia so long as the restrictions remain in place (currently anticipated to be at least until September 1999). This will affect the Fund's performance in the upcoming quarters. As of September 30, 1998, approximately 4.6% of the Fund's net assets was invested in Malaysia. It is possible that Malaysia will impose additional restrictions, or that other countries will impose similar (or other) restrictions. In these circumstances, it is possible that the percentage of the Fund's portfolio subject to currency controls may increase.

With the deteriorating global economic environment, deflation and lack of political leadership worldwide, we chose to sell positions in Hong Kong as the market rallied on news of the government intervention in the equity market through significant purchases of key domestic stocks. As of September 30, our Hong Kong exposure stood at 34.2% of net assets, which is underweighted relative to the unmanaged Morgan Stanley Combined Far East Free (Ex-Japan and Ex-Taiwan) Index. During the quarter, we sold some of our investments in the Philippines, since we are concerned about President Estrada's questionable actions and policies. We also sold our City Development Ltd. position in Singapore since we expect further deterioration in property prices. With the purchase of Republic of Korea government bonds - which are yielding 7.5 percentage points over US Treasury securities of comparable maturity--our exposure to South Korea increased to 7.4% from 4.7%. We also raised the Fund's short-term investments from 12.4% of net assets at the beginning of the quarter to 16.8%. We allowed our currency hedge for Hong Kong dollars to expire on September 25.

Investment Outlook
The goal of the HKMA intervention in the stock market in mid-August was to squeeze speculators that were using the so-called double-play strategy. The HKMA believed that this speculation was adding undesirable volatility to the stock and currency markets and was also pushing interest rates to levels not supported by economic fundamentals. When speculative investors use the double-play strategy, they go short Hang Seng Index futures and stocks, and simultaneously sell the Hong Kong dollar short. With the mechanism that pegs the Hong Kong dollar to the US dollar, selling Hong Kong dollars automatically results in higher interbank interest rates. This, in turn, causes the Hang Seng Index to fall. Speculators took advantage of the current low liquidity levels of the interbank market to turn quick profits using this strategy. The HKMA also made it more difficult to short index futures and to hold short stock and currency positions. Measures were also introduced to increase the liquidity of the interbank market. Although it is possible that many long-term investors will be relieved by the lower volatility that these measures should bring to the Hong Kong stock market, we believe that investors in general may become more cautious about establishing positions in Hong Kong. From a fundamental viewpoint, the stock market is susceptible to renewed declines since asset prices probably have not fully adjusted to the deflationary environment in Hong Kong.

The government in The People's Republic of China has been attempting to reflate the economy through interest rate cuts, which have lent some support to the stock market. Further cuts may be forthcoming, since real interest rates remain quite high, and the government has finally realized that the country is now suffering from deflation, as opposed to inflation. Its currency, the renminbi, is likely to remain stable through the rest of the year, in our opinion, because of the positive current account, large foreign exchange reserves, and capital account controls on the currency.

Taiwan has been one of the better-performing stock markets in the region. However, the external and domestic environments remain poor and, in our view, the stock market is overvalued. We believe the economy will slow sharply in the months ahead, and if US equity prices resume their decline, investor sentiment relative to Taiwan may deteriorate further. Taiwan's competitive position has eroded in relation to Asian countries that have devalued their currencies, as well as to China, which has been aggressively cutting export prices. As a result, Taiwanese exports have fallen substantially.

In South Korea, monetary authorities and industrialists have been slow in tackling the country's banking problems and in restructuring the chaebols, or large conglomerates. Asset prices still have not adjusted fully to the new economic environment, in our view. We expect that labor unrest may increase in South Korea in the coming months.

Capital controls in Malaysia are likely to hurt Singapore's economy because of slowing trade, a decline in the financial services industry, and fewer tourists. Singapore's stock market fell sharply since the announcement of Malaysia's capital controls, and financial firms have been especially hard-hit. However, we believe that Singapore's financial and economic infrastructures remain strong and are able to weather the economic dislocations of its neighbors.

There are rumors that Indonesia is examining the possibility of instituting capital controls, although they are unlikely to hurt the already damaged economy. It seems unlikely that President Habibie will be able to stay in power for long. There is growing civil unrest as the economy continues to worsen.

The Philippines' stock market finally succumbed to the Asian financial collapse and declined sharply during the August quarter. There are two reasons for this sharp correction. First, President Estrada has not been pushing for financial and economic reforms. Second, the economy has been negatively impacted by falling demand from the rest of Asia, and exports have slowed considerably.

The Thai economy appears to be bottoming. If the monetary authorities prove capable of solving the problems of the banking system, the economy may recover by next year. However, we do not foresee a sharp recovery, but a slow, shallow one.


Merrill Lynch Dragon Fund, Inc., September 30, 1998


India has been one of the more resilient economies during the Asian financial turmoil. Although the Indian economy is not doing well, it is performing better than other Asian economies. The Reserve Bank of India has been loosening monetary policy recently, which has eased the country's liquidity situation and provided some short-term support to the stock market. However, the political situation is a key variable in India, with an unstable coalition government and its questionable commitment to financial reform. Although India's relatively closed economy has not served the country well in the past, at this time it is providing some insulation from the devastating economic and financial effects in the rest of Asia.

In Conclusion
We expect to continue to follow a defensive investment strategy through the balance of 1998. In our view, the primary problem in Asia is the immense indebtedness of the private sector. Banks are in poor shape and are not making loans, so lower interest rates may not do much to stimulate Asian economies. For this reason, we believe that it is crucial for Asian governments to solve their banking problems before their economies can move forward again.

We thank you for your continued investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



November 10, 1998





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                          12 Month         3 Month      Since Inception
                                                        Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares                        -52.30%           -5.96%          -56.09%
ML Dragon Fund, Inc. Class B Shares                        -52.82            -6.30           -26.40
ML Dragon Fund, Inc. Class C Shares                        -52.78            -6.23           -57.77
ML Dragon Fund, Inc. Class D Shares                        -52.34            -5.97           -22.54


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods areClass A Shares & Class C Shares, from 10/21/94 to 9/30/98 and Class B Shares & Class D Shares, from 5/29/92 to 9/30/98.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -52.30%        -54.81%
Inception (10/21/94) through 9/30/98      -18.84         -19.94

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -52.82%        -54.20%
Five Years Ended 9/30/98                  -11.30         -11.30
Inception (5/29/92) through 9/30/98       - 4.72         - 4.72

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        -52.78%        -53.13%
Inception (10/21/94) through 9/30/98      -19.64         -19.64

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -52.34%        -54.84%
Five Years Ended 9/30/98                  -10.58         -11.54
Inception (5/29/92) through 9/30/98       - 3.95         - 4.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., September 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                                Face Amount/                                                                        Percent of
COUNTRIES    Industries         Shares Held          Long-Term Investments                  Cost           Value    Net Assets
China        Appliances            1,207,000  Guangdong Kelon Electrical Holdings
                                              Company Limited (Class H)                $  1,239,261     $    810,067    0.3%

             Conglomerates           472,000  Shanghai Industrial Holdings Limited        1,731,322          944,244    0.3

             Infrastructure    US$ 1,302,000  New World Infrastructure Limited,
                                              5% due 7/15/2001(a)                         1,684,567          976,500    0.4
                                   4,867,000  Zhejiang Expressway Co. Ltd. (Class H)        861,134          848,019    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,545,701        1,824,519    0.7

             Mining                  107,520  Yanzhou Coal Mining Co., Ltd. (ADR)*        1,693,440          927,360    0.3

             Telecommunications       84,450  China Telecom (Hong Kong) Ltd.
                                              (ADR)* (Class H)                            3,016,723        2,533,500    0.9

             Utilities--           4,152,000  Beijing Datang Power Generation Co.
             Electric &                       Ltd. (Class H)                              2,010,079          991,378    0.4
             Gas                      88,800  Huaneng Power International,
                                              Inc. (ADR)*                                 1,372,562          910,200    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,382,641        1,901,578    0.7

                                              Total Long-Term Investments in China       13,609,088        8,941,268    3.2


Hong Kong    Banking                 772,867  HSBC Holdings, Ltd.                        15,653,581       14,164,581    5.1

             Conglomerates         3,546,000  Hutchison Whampoa Limited                  25,532,851       18,672,793    6.7
                                   4,715,000  Swire Pacific Ltd. 'B'                      3,187,026        2,221,186    0.8
                                                                                       ------------     ------------  ------
                                                                                         28,719,877       20,893,979    7.5

             Electronics           1,100,000  Johnson Electric Holdings Limited           2,223,341        2,086,990    0.8

             Infrastructure          907,000  Cheung Kong Infrastructure
                                              Holdings Limited                            2,674,080        1,966,649    0.7

             Insurance             3,881,000  National Mutual Asia Limited                3,599,001        1,890,911    0.7

             Publishing &          5,746,000  South China Morning Post
             Broadcasting                     Holdings Ltd.                               3,563,574        2,261,913    0.8
                                     881,000  Television Broadcasts Ltd.                  3,257,987        2,251,394    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,821,561        4,513,307    1.6

             Real Estate           1,828,000  Cheung Kong Holdings Ltd.                   8,537,375        8,469,954    3.0
                                     796,599  Sun Hung Kai Properties, Ltd.               3,609,571        2,822,231    1.0
                                                                                       ------------     ------------  ------
                                                                                         12,146,946       11,292,185    4.0

             Telecommuni-          1,028,000  Hong Kong Telecommunications
             cations                          Limited (ADR)*                             19,210,408       19,660,500    7.1

             Utilities--           2,757,000  CLPHoldings, Ltd.                          12,582,160       13,450,516    4.8
             Electric &            4,205,817  Hong Kong and China Gas Company
             Gas                              Limited                                     6,535,992        5,156,848    1.9
                                                                                       ------------     ------------  ------
                                                                                         19,118,152       18,607,364    6.7

                                              Total Long-Term Investments
                                              in Hong Kong                              110,166,947       95,076,466   34.2


India        Finance                      47  Housing Development Finance
                                              Corp., Ltd.                                     4,608            2,682    0.0

             Telecommunications      287,000  Mahanagar Telephone Nigam Ltd. (GDR)**      3,431,946        3,408,125    1.2

                                              Total Long-Term Investments in India        3,436,554        3,410,807    1.2


Indonesia    Oil & Gas               404,300  Gulf Indonesia Resources, Ltd. (ADR)*       8,334,119        3,360,744    1.2
             Producers

                                              Total Long-Term Investments in
                                              Indonesia                                   8,334,119        3,360,744    1.2


Malaysia     Consumer Products     1,230,000  Amway (Malaysia) Holdings BHD               1,994,644        1,958,289    0.7

             Food                  1,296,700  Nestle Malaysia BHD                         5,698,097        4,640,821    1.7

             Gaming/Leisure        1,747,000  Berjaya Sports ToTo BHD                     5,342,419        1,379,211    0.5

             Publishing &          2,643,000  Star Publications Malaysia BHD              7,556,692        2,851,658    1.0
             Broadcasting

             Utilities--           2,444,000  YTL Power International BHD                 2,233,582        1,865,158    0.7
             Electric &
             Gas

                                              Total Long-Term Investments
                                              in Malaysia                                22,825,434       12,695,137    4.6


Philippines  Conglomerates        20,709,320  Benpres Holdings Corporation                6,203,476        1,333,014    0.5

             Infrastructure        5,560,950  International Container Terminal
                                              Services, Inc. (ICTSI)                        513,912          191,757    0.0

             Real Estate          11,123,184  Ayala Land, Inc. 'B'                        8,578,588        1,636,514    0.6
             Retail               48,797,170  SM Prime Holdings, Inc.                     9,207,130        6,057,580    2.2

             Utilities--           1,062,893  Manila Electric Co. (MERALCO) 'B'           5,894,132        2,040,266    0.7
             Electric &
             Gas

                                              Total Long-Term Investments in
                                              the Philippines                            30,397,238       11,259,131    4.0


Singapore    Airlines              1,214,000  Singapore Airlines Ltd. (Foreign)          10,644,242        6,672,311    2.4

             Banking                 762,000  Development Bank of Singapore Ltd.
                                              (Foreign)                                   8,585,372        3,078,788    1.1

             Electronics           1,011,000  Elec & Eltek International
                                              Holdings Limited                            5,916,473        5,014,560    1.8
                                   2,108,000  Natsteel Electronics Ltd.                   4,044,964        4,634,343    1.7
                                                                                       ------------     ------------  ------
                                                                                          9,961,437        9,648,903    3.5

             Publishing &            936,486  Singapore Press Holdings Ltd.
             Broadcasting                     (Foreign)                                   9,459,224        7,790,139    2.8

             Telecommunications    2,267,000  Singapore Telecommunications Limited        3,462,746        3,798,538    1.3

                                              Total Long-Term Investments in
                                              Singapore                                  42,113,021       30,988,679   11.1


South        Banking                 971,294  Kookmin Bank                                4,721,624        2,364,403    0.9
Korea
             Electronics             118,488  Samsung Display Devices Co., Ltd.           4,065,824        2,773,396    1.0
                                      63,459  Samsung Electronics Co., Ltd.               2,526,097        1,736,725    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,591,921        4,510,121    1.6

             Sovereign         US$ 9,453,000  Republic of Korea, 8.875% due
             Government                       4/15/2008                                   7,435,675        8,120,855    2.9
             Obligations

             Utilities--             408,890  Korea Electric Power Corporation            4,827,926        5,683,527    2.0
             Electric &
             Gas

                                              Total Long-Term Investments in
                                              South Korea                                23,577,146       20,678,906    7.4


SCHEDULE OF INVESTMENTS
                                                                                                                   Percent of
COUNTRIES    Industries        Shares Held          Long-Term Investments                  Cost           Value    Net Assets
Taiwan       Electronics             225,664  Advanced Semiconductor Engineering,
                                              Inc. (GDR)**                             $  4,058,625     $  2,053,542    0.7%
                                     707,000  Compeq Manufacturing Co., Ltd.              4,809,674        4,134,503    1.5
                                     903,000  Hon Hai Precision Industry                  4,644,877        4,039,737    1.5
                                     268,105  Taiwan Semiconductor Manufacturing
                                              Company Ltd. (TSMC)(ADR)*                   4,809,614        3,284,286    1.2
                                                                                       ------------     ------------  ------
                                                                                         18,322,790       13,512,068    4.9

             Insurance               157,500  Fubon Insurance Co., Ltd. (GDR)**           2,257,875        1,642,725    0.6

                                              Total Long-Term Investments in Taiwan      20,580,665       15,154,793    5.5


Thailand     Banking               1,525,400  Bangkok Bank Public Company Limited         3,692,805        1,448,898    0.5
                                   1,542,000  Thai Farmers Bank Public Company
                                              Limited                                     2,420,679        1,035,030    0.4
                                                                                       ------------     ------------  ------
                                                                                          6,113,484        2,483,928    0.9

             Oil & Gas             1,001,500  PTT Exploration and Production Public
                                              Co. Ltd. (Foreign)                         10,315,952        8,827,812    3.2

             Publishing &          1,013,900  BEC World Public Company Limited
             Broadcasting                     (Foreign)                                   4,725,097        4,956,502    1.8

             Telecommunications      622,600  Advanced Info Service Public Company
                                              Limited (Foreign)                           3,323,448        3,564,022    1.3

             Utilities--           2,369,800  Electricity Generating Public Company
             Electric &                       Limited (Foreign)                           3,901,093        5,672,394    2.0
             Gas

                                              Total Long-Term Investments
                                              in Thailand                                28,379,074       25,504,658    9.2

                                              Total Long-Term Investments               303,419,286      227,070,589   81.6

                                     Face
                                    Amount            Short-Term Investments
United       Commercial        US$ 7,000,000  Edison Asset Securitization LLC,
States       Paper***                         5.53% due 10/01/1998                        7,000,000        7,000,000    2.5
                                   8,150,000  General Motors Acceptance Corp.,
                                              5.88% due 10/01/1998                        8,150,000        8,150,000    2.9
                                   8,000,000  Lexington Parker Inc., 5.56% due
                                              10/07/1998                                  7,992,587        7,992,587    2.9
                                   5,000,000  Republic Industries, Inc., 5.52%
                                              due 10/19/1998                              4,986,200        4,986,200    1.8
                                   5,000,000  Thames Asset Global Securitization
                                              Inc., 5.60% due 10/13/1998                  4,990,667        4,990,667    1.8
                                   6,000,000  Variable Funding Capital Corp., 5.55%
                                              due 10/08/1998                              5,993,525        5,993,525    2.2
                                                                                       ------------     ------------  ------
                                                                                         39,112,979       39,112,979   14.1

             US Government         7,528,000  Federal Home Loan Mortgage
             Agency                           Corporation, 5.44% due 10/14/1998           7,513,211        7,513,211    2.7
             Obligations***

                                              Total Short-Term Investments               46,626,190       46,626,190   16.8

             Total Investments                                                         $350,045,476      273,696,779   98.4
                                                                                       ============
             Other Assets Less Liabilities                                                                 4,343,291    1.6
                                                                                                        ------------  ------
             Net Assets                                                                                 $278,040,070  100.0%
                                                                                                        ============  ======

             Net Asset Value:        Class A--Based on net assets of $13,337,785
                                              and 2,222,114 shares outstanding                          $       6.00
                                                                                                        ============
                                     Class B--Based on net assets of $192,837,910
                                              and 33,224,880 shares outstanding                         $       5.80
                                                                                                        ============
                                     Class C--Based on net assets of $14,196,475
                                              and 2,482,222 shares outstanding                          $       5.72
                                                                                                        ============
                                     Class D--Based on net assets of $57,667,900
                                              and 9,632,877 shares outstanding                          $       5.99
                                                                                                        ============

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis. The interest rates shown reflect the rates paid at the time of purchase by the Fund.
          (a)Convertible security.



PORTFOLIO INFORMATION

Investments
As of 9/30/98

Ten Largest Equity Holdings                     Percent of
Represented in the Portfolio                    Net Assets

Hong Kong Telecommunications Limited (ADR)         7.1%
Hutchison Whampoa Limited                          6.7
HSBC Holdings, Ltd.                                5.1
CLP Holdings, Ltd.                                 4.8
PTT Exploration and Production Public Co. Ltd.
  (Foreign)                                        3.2
Cheung Kong Holdings Ltd.                          3.0
Singapore Press Holdings Ltd. (Foreign)            2.8
Singapore Airlines Ltd. (Foreign)                  2.4
SM Prime Holdings,  Inc.                           2.2
Korea Electric Power Corporation                   2.0



Ten Largest Industries                         Percent of
Represented in the Portfolio                   Net Assets

Utilities--Electric & Gas                         12.8%
Telecommunications                                11.8
Electronics                                       10.8
Conglomerates                                      8.3
Banking                                            8.0
Publishing & Broadcasting                          7.2
Real Estate                                        4.6
Oil & Gas                                          3.2
Sovereign Government Obligations                   2.9
Airlines                                           2.4



Merrill Lynch Dragon Fund, Inc., September 30, 1998



EQUITY PORTFOLIO CHANGES


For the Quarter Ended September 30, 1998


Additions

Benpres Holdings Corporation
China Telecom (Hong Kong) Ltd. (ADR)(Class H)
Johnson Electric Holdings Limited
Singapore Telecommunications Limited


Deletions

Benpres Holdings Corporation (GDR)
China Telecom (Hong Kong) Limited
City Development Ltd.
Creative Technology Ltd.
Genting BHD
New World Development Co., Ltd.
Public Bank BHD (Foreign)
Resorts World BHD
Sime Darby BHD
Telekom Malaysia BHD
United Overseas Bank (Foreign)




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863